Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 21, 2018, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 26, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Majority Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended, effective as of the Simplification Amendment Effective Date, in the manner provided in this Section 1.

1.1                               Additional Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of December 21, 2018, among the Borrower, Guarantors, the Lenders party thereto and the Administrative Agent.

“Simplification Amendment Effective Date” means the “Simplification Amendment Effective Date” as defined in the First Amendment.

ANTERO RESOURCES CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

1.2                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Antero Midstream” means Antero Midstream Corporation, a Delaware corporation.

1.3                               Midstream Parties.  The Credit Agreement shall be and is hereby amended by replacing each reference to “MLP Party” or “MLP Parties” (including in the definition thereof) with “Midstream Party” or “Midstream Parties”, respectively.

1.4                               Capitalization.  Section 4.13 of the Credit Agreement shall be and it hereby is amended by replacing the reference to “Effective Date” therein with “Simplification Amendment Effective Date”.

1.5                               Cash Management Obligations.  Section 7.01(d) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(d) Cash Management Obligations; provided that the aggregate outstanding amount of all Cash Management Obligations does not exceed at any time the lesser of (x) $25,000,000 and (y) the amount of Cash Management Obligations permitted under the Indenture.

1.6                               Limitations on Investments.  Section 7.07 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.07                            Limitation on Investments and New Businesses.  No Credit Party will, nor will it permit any of its Restricted Subsidiaries to, (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, or (c) make any acquisitions of or capital contributions to or other investments in any Person (any such action set forth in clause (a), clause (b) or clause (c) of this Section 7.07, an “Investment”), other than (i) Permitted Investments, (ii) investments in the Equity Interests of any Restricted Subsidiary, (iii) investments in any Midstream Party consisting of Dispositions permitted under Section 7.05(j) and (iv) other Investments; provided that with respect to investments made pursuant to this clause (iv), at the time of each such investment and after giving effect thereto (A) no Default shall have occurred and be continuing or would be caused thereby, (B) the Borrower’s Leverage Ratio on a pro forma basis both before and after giving effect to such investment shall not exceed 3.75 to 1.00, and (C) on a pro forma basis, the Aggregate Credit Exposure is less than 85% of the Aggregate Commitment.

1.7                               Limitation on Credit Extensions.  Section 7.08 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.08                            Limitation on Credit Extensions.  Except for Permitted Investments and intercompany Indebtedness permitted under Section 7.01(b), no Credit Party will, nor will it permit any of its Restricted Subsidiaries to, extend credit, make advances or make loans to any Person, other than credit extensions, advances or loans to any Person; provided that, at the time of each such credit extension, advance or loan, after giving effect thereto and for so long as such credit extension, advance or loan is outstanding (a) no Default shall have occurred and be continuing or would be caused thereby, (b) the Borrower’s Leverage Ratio on a pro forma basis both before and after giving effect to such credit extension, advance or loan shall not exceed 3.75 to 1.00, and (c) on a pro forma basis, the Aggregate Credit Exposure is less than 85% of the Aggregate Commitment.

1.8                               Schedule 4.13.  Schedule 4.13 of the Credit Agreement shall be and it hereby is amended and restated in its entirety with Schedule 4.13 attached to this Amendment.

SECTION 2.                                       Consent to Simplification Transaction. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, notwithstanding anything to the contrary in any Loan Document, as of the date hereof, the Administrative Agent and the Lenders party hereto hereby acknowledge and consent to that certain Simplification Agreement, together with any schedules or exhibits thereto, dated as of October 9, 2018, by and among AMGP GP LLC, a Delaware limited liability company, Antero Midstream GP LP, a Delaware limited partnership, Antero IDR Holdings LLC, a Delaware limited liability company, Arkrose Midstream Preferred Co LLC, a Delaware limited liability company, Arkrose Midstream Newco Inc., a Delaware corporation, Arkrose Midstream Merger Sub LLC, a Delaware limited liability company, Antero Midstream Partners GP LLC, a Delaware limited liability company, and Antero Midstream Partners LP, a Delaware limited partnership, (as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Simplification Agreement”) and the transactions described therein and acknowledge and agree that the consummation of the transactions described therein shall not result in or constitute a breach, Default or Event of Default under any Loan Document and the terms thereof.

SECTION 3.                                       Conditions to Effectiveness.  This Amendment (other than the amendments to the Existing Agreement contained in Section 1 of this Amendment) shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, at least the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment as of the date hereof.

3.3                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Conditions to Effectiveness of Simplification Amendments.  The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4 (the “Simplification Amendment Effective Date”).

4.1                               Simplification Transaction. The transactions contemplated by the Simplification Agreement shall have been consummated, in all material respects in accordance with the Simplification Agreement without an amendment, waiver or modification thereof that is materially adverse to the interests of the Lenders taken as a whole.

4.2                               Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects on and as of the Simplification Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.3                               No Default.  No Default shall have occurred and be continuing as of the Simplification Amendment Effective Date.

4.4                               Simplification Certificate.  The Administrative Agent shall have received from the Borrower, a certificate, dated as of the Simplification Amendment Effective Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 above have been satisfied.

4.5                               Fees.  The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Simplification Amendment Effective Date.

Notwithstanding the foregoing, the Simplification Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 11.02 of the Existing Credit Agreement) at or prior to 3:00 p.m., New York City time, on September 30, 2019.

SECTION 5.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1                               Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

5.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

5.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 6.                                       Miscellaneous.

6.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.8                               Reference to and Effect on the Loan Documents.

(a)                                 This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:
ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer, Regional Senior Vice President and Treasurer

GUARANTOR:
MONROE PIPELINE LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Issuing Bank and a Lender

By:	/s/ Jonathan Herrick
Name: Jonathan Herrick
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg M. Hall
Name: Greg M. Hall
Title: Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott Mackey
Name: Scott Mackey
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:	/s/ Joseph Cariello
Name: Joseph Cariello
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Managing Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Marc Graham
Name: Marc Graham
Title: Managing Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Senior Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ Megan Larson
Name: Megan Larson
Title: Authorized Signatory

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Director

By:	/s/ Arnaud Roberdet
Name: Arnaud Roberdet
Title: Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Peter Kuo
Name: Peter Kuo
Title: Authorized Signatory

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ John Kuhns
Name: John Kuhns
Title: Authorized Signatory

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denise S. Davis
Name: Denise S. Davis
Title: Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Nina Johnson
Name: Nina Johnson
Title: Director

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
Name: John C. Lozano
Title: Senior Vice President

ANTERO RESOURCES CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SCHEDULE 4.13

Capitalization

Unrestricted Subsidiaries: Antero Midstream Corporation

Borrower:

1.              Antero Resources Corporation

Jurisdiction of Organization: Delaware

Federal Tax Identification Number: 32-0114849

Restricted Subsidiaries:

1.              Monroe Pipeline LLC (wholly-owned subsidiary of Antero Resources Corporation)

Jurisdiction of Organization: Delaware

Federal Tax Identification Number: 46-0608234